                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 1, 2005


                             NABORS INDUSTRIES LTD.
             (Exact name of registrant as specified in its charter)


           BERMUDA                       000-49887                 980363970
(State or Other Jurisdiction of   (Commission File Number)     (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)


             MINTFLOWER PLACE
           8 PAR-LA-VILLE ROAD
               GROUND FLOOR
              HAMILTON, HM08
                 BERMUDA                                      N/A
  (Address of principal executive offices)                 (Zip Code)


                                 (441) 292-1510
              (Registrant's telephone number, including area code)


                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01 OTHER EVENTS.

         Attached hereto as Exhibit 99.1 is a copy of the press release dated September 1, 2005 issued by Nabors Industries Ltd.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits


Exhibit No.           Description
-----------           -----------
99.1                  Press Release issued by Nabors Industries Ltd. on September 1, 2005.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          NABORS INDUSTRIES LTD.


Date:  September 2, 2005                  By: /s/ DANIEL MCLACHLIN
                                              ----------------------------------
                                              Daniel McLachlin
                                              Vice President-Administration &
                                              Secretary



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                                  EXHIBIT INDEX


Exhibit No.           Description
-----------           -----------
99.1                  Press Release issued by Nabors Industries Ltd. on September 1, 2005.